                                                                   EX-99. (d)(7)

                                   APPENDIX A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

--------------------------------------------------------------------------------
                                FUNDS TRUST FUNDS
--------------------------------------------------------------------------------

                           Aggressive Allocation Fund
                                Asia Pacific Fund
                              Asset Allocation Fund
                                Balanced Fund/1/
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                      California Tax-Free Money Market Fund
                     California Tax-Free Money Market Trust
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                             Corporate Bond Fund/2/
                                 Discovery Fund
                              Diversified Bond Fund
                             Diversified Equity Fund
                           Diversified Small Cap Fund
                             Dividend Income Fund/3/
                         Emerging Markets Focus Fund/4/
                           Endeavor Large Cap Fund/5/
                              Endeavor Select Fund
                                 Enterprise Fund
                              Equity Index Fund/6/
                          Government Money Market Fund
--------------------------------------------------------------------------------

----------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/2/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/3/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval, the sub-adviser change is expected to occur before the end of the third quarter of 2008.

/4/ On November 7, 2007, the Board of Trustees approved the name change from the Emerging Markets Focus Fund to the Emerging Markets Equity Fund, effective February 1, 2008.

/5/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/6/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

--------------------------------------------------------------------------------
                                FUNDS TRUST FUNDS
--------------------------------------------------------------------------------

                           Government Securities Fund
                              Growth Balanced Fund
                                   Growth Fund
                               Growth Equity Fund
                           Heritage Money Market Fund
                                High Income Fund
                            High Yield Bond Fund/7/
                                Income Plus Fund
                     Intermediate Government Income Fund/8/
                         Intermediate Tax-Free Fund/9/
                              Large Cap Growth Fund
                Managed Account CoreBuilder Shares Series G/10/
                 Managed Account CoreBuilder Shares Series M/10/
                            Mid Cap Disciplined Fund
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                           Municipal Money Market Fund
                    National Limited-Term Tax-Free Fund/11/
                           National Tax-Free Fund/12/
                       National Tax-Free Money Market Fund
                      National Tax-Free Money Market Trust
                           Nebraska Tax-Free Fund/13/
                                Opportunity Fund
--------------------------------------------------------------------------------

----------
/7/ On November 7, 2007, the Board of Trustees approved the merger of the High Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/8/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/9/ On November 7, 2007, The Board of Trustees approved the name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/10/ On November 7, 2007, the Board of Trustees approved the establishment of the Wells Fargo Managed Account CoreBuilder Shares Series G and the Wells Fargo Managed Account CoreBuilder Shares Series M, which are expected to commence operations on or about February 29, 2008.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/13/ On November 7, 2007, the Board of Trustees approved the liquidation of the Nebraska Tax-Free Fund. The liquidation is expected to occur on or about January 25, 2008.

--------------------------------------------------------------------------------
                                FUNDS TRUST FUNDS
--------------------------------------------------------------------------------

                           Overland Express Sweep Fund
                       Prime Investment Money Market Fund
                       Short Duration Government Bond Fund
                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund
                           Small Cap Disciplined Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                            Small Mid/Cap Value Fund
                       Specialized Financial Services Fund
                              Strategic Income Fund
                         Treasury Plus Money Market Fund
                       Ultra-Short Duration Bond Fund/14/
                          Ultra Short-Term Income Fund
                     Ultra Short-Term Municipal Income Fund
                                 U.S. Value Fund
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                         WealthBuilder Growth Allocation
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund
                         100% Treasury Money Market Fund
--------------------------------------------------------------------------------

Most recent annual approval by the Board of Trustees: March 30, 2007 Appendix A amended: December 1, 2007

----------
/14/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

     This fee agreement is made as of the 28th day of July, 2003, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

     WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

     WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

     NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in Appendix A to Schedule A for each Fund listed in Appendix A.

     For the Aggressive Allocation Fund, Conservative Allocation Fund, Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund and Strategic Small Cap Value Fund, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund for the assets formerly invested in the following Portfolios:

NAME OF FUND                                                SUB-ADVISORY   RATE
-------------------------------------------------------------------------------
Emerging Growth Portfolio                                    First 100M    0.55%
                                                             Next 100M     0.50%
                                                             Over 200M     0.40%

Equity Income Portfolio                                      First 100M    0.35%
                                                             Next 100M     0.30%
                                                             Next 300M     0.20%
                                                             Over 500M     0.15%

Index Portfolio                                              First 100M    0.05%
                                                             Next 100M     0.03%
                                                             Over 200M     0.02%

Small Cap Index Portfolio                                    First 100M    0.05%
                                                             Next 100M     0.03%
                                                             Over 200M     0.02%

Strategic Small Cap Value Portfolio                          First 200M    0.45%
                                                             Over 200M     0.40%

Provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

     However, the Sub-Adviser shall receive a fee as described in Appendix A to Schedule A of the assets of the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

     The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
--------------------------------------------------------------------------------
Aggressive Allocation Fund                                    First 250M    0.10
                                                              Over 250M     0.05
Asia Pacific Fund                                             First 100M    0.65
                                                              Next 100M     0.55
                                                              Over 200M     0.45
Asset Allocation Fund                                         First 100M    0.15
                                                              Next 100M    0.125
                                                              Over 200M     0.10
Balanced Fund/15/                                             First 100M    0.25
                                                              Next 100M     0.20
                                                              Over 200M     0.15
California Limited-Term Tax-Free Fund                         First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05
California Tax-Free Fund                                      First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10
California Tax-Free Money Market Fund                         First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

California Tax-Free Money Market Trust                                      0.00

Capital Growth Fund                                           First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

Cash Investment Money Market Fund                             First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Colorado Tax-Free Fund                                        First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

----------
/15/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
--------------------------------------------------------------------------------
Common Stock Fund                                             First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.30

Conservative Allocation Fund                                  First 250M    0.10
                                                              Over 250M     0.05

Corporate Bond Fund/16/                                       First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Discovery Fund                                                First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.35

Dividend Income Fund/17/                                      First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

Emerging Markets Focus Fund/18/                               First 100M    0.65
                                                              Next 100M     0.55
                                                              Over 200M     0.45

Endeavor Large Cap Fund/19/                                   First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

Endeavor Select Fund                                          First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

Enterprise Fund                                               First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.30

Equity Index Fund/20/                                         First 100M    0.05
                                                              Next 100M     0.03
                                                              Over 200M     0.02

----------
/16/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/17/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval, the sub-advisory change is expected to occur in before the end of the third quarter of 2008.

/18/ On November 7, 2007, the Board of Trustees approved the name change from the Emerging Markets Focus Fund to the Emerging Markets Equity Fund, effective February 1, 2008.

/19/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/20/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
--------------------------------------------------------------------------------
Government Money Market Fund                                  First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Government Securities Fund                                    First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Growth Balanced Fund                                          First 250M    0.10
                                                              Over 250M     0.05

Growth Fund                                                   First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

Heritage Money Market Fund                                    First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

High Income Fund                                              First 100M    0.35
                                                              Next 200M     0.30
                                                              Next 200M     0.25
                                                              Over 500M     0.20

High Yield Bond Fund/21/                                      First 100M    0.35
                                                              Next 200M     0.30
                                                              Next 200M     0.25
                                                              Over 500M     0.20

Income Plus Fund                                              First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Intermediate Government Income Fund/22/                       First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Intermediate Tax-Free Fund/23/                                First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

----------
/21/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/22/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, The Board of Trustees approved the name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
-----------------                                             ------------------
Large Cap Growth Fund                                         First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

Managed Account CoreBuilder Shares Series
G/24/                                                                       0.00

Managed Account CoreBuilder Shares Series
M/10/                                                                       0.00

Mid Cap Disciplined Fund                                      First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.30

Mid Cap Growth Fund                                           First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.30

Minnesota Money Market Fund                                   First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Minnesota Tax-Free Fund                                       First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Moderate Balanced Fund                                        First 250M    0.10
                                                              Over 250M     0.05

Money Market Fund                                             First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Money Market Trust                                                          0.00

Municipal Bond Fund                                           First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Municipal Money Market Fund                                   First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

National Limited-Term Tax-Free Fund/25/                       First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

----------
/24/ On November 7, 2007, the Board of Trustees approved the establishment of the Wells Fargo Managed Account CoreBuilder Shares Series G and the Wells Fargo Managed Account CoreBuilder Shares Series M, which are expected to commence operations on or about February 29, 2008.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
-----------------                                             ------------------
National Tax-Free Fund/26/                                    First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

National Tax-Free Money Market Fund                           First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

National Tax-Free Money Market Trust                                        0.00

Nebraska Tax-Free Fund/27/                                    First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

Opportunity Fund                                              First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.30

Overland Express Sweep Fund                                   First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Prime Investment Money Market Fund                            First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Short Duration Government Bond Fund                           First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

Short-Term Bond Fund                                          First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

Short-Term High Yield Bond Fund                               First 100M    0.35
                                                              Next 200M     0.30
                                                              Next 200M     0.25
                                                              Over 500M     0.20

Short-Term Municipal Bond Fund                                First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

Small Cap Disciplined Fund                                    First 100M    0.55
                                                              Next 100M     0.50
                                                              Over 200M     0.40

----------
/26/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/27/ On November 7, 2007, the Board of Trustees approved the liquidation of the Nebraska Tax-Free Fund. The liquidation is expected to occur on or about January 25, 2008.

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
-----------------                                             ------------------
Small Cap Growth Fund                                         First 100M    0.55
                                                              Next 100M     0.50
                                                              Over 200M     0.40

Small Cap Value Fund                                          First 100M    0.55
                                                              Next 100M     0.50
                                                              Over 200M     0.40

Small Mid/Cap Value Fund                                      First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.35

Specialized Financial Services Fund                           First 100M    0.45
                                                              Next 100M     0.40
                                                              Over 200M     0.30

Strategic Income Fund                                         First 100M    0.35
                                                              Next 200M     0.30
                                                              Next 200M     0.25
                                                              Over 500M     0.20

Treasury Plus Money Market Fund                               First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Ultra-Short Duration Bond Fund/28/                            First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

Ultra Short-Term Income Fund                                  First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

Ultra Short-Term Municipal Income Fund                        First 100M    0.15
                                                              Next 200M     0.10
                                                              Over 300M     0.05

U.S. Value Fund                                               First 100M    0.35
                                                              Next 100M     0.30
                                                              Next 300M     0.20
                                                              Over 500M     0.15

WealthBuilder Conservative Allocation Portfolio                             0.15

WealthBuilder Equity Portfolio                                              0.15

WealthBuilder Growth Allocation Portfolio                                   0.15

WealthBuilder Growth Balanced Portfolio                                     0.15

WealthBuilder Moderate Balanced Portfolio                                   0.15

WealthBuilder Tactical Equity Portfolio                                     0.15

----------
/28/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                                               FEE AS % OF AVG.
FUNDS TRUST FUNDS                                              DAILY NET ASSETS
--------------------------------------------------------------------------------
Wisconsin Tax-Free Fund                                       First 100M    0.20
                                                              Next 200M    0.175
                                                              Next 200M     0.15
                                                              Over 500M     0.10

100% Treasury Money Market Fund                               First 1B      0.05
                                                              Next 2B       0.03
                                                              Next 3B       0.02
                                                              Over 6B       0.01

Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A amended: December 1, 2007

     The foregoing fee schedule is agreed to as of December 1, 2007 and shall remain in effect until changed in writing by the parties.

                                      WELLS FARGO FUNDS MANAGEMENT, LLC


                                      By:
                                          ---------------------------------
                                          Andrew Owen
                                          Executive Vice President


                                      WELLS CAPITAL MANAGEMENT INCORPORATED


                                      By:
                                          ---------------------------------
                                          David O'Keefe
                                          Chief Financial Officer